Statement of Additional Information Supplement dated December 10, 2019

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information of the Funds listed below:

Invesco Corporate Bond Fund	Invesco Income Fund
Invesco Global Real Estate Fund	Invesco Real Estate Fund
Invesco Government Money Market Fund	Invesco Short Duration Inflation Protected Fund
Invesco High Yield Fund	Invesco Short Term Bond Fund

This supplement amends the Statement of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.

As of December 10, 2019, Class A, C, R, Y, Invesco Cash Reserve and Investor Class shares of Invesco Government Money Market Fund are no longer included in the Statement of Additional Information.

AIS-SAI-SUP 121019